Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of First Community Financial Corporation, (the “ Company”) for the period ended June 30, 2012, as filed with the Securities and Exchange Commission (the “Report”), I, Richard R. Leitzel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company as of and for the period covered by the Report.

Date: August 13, 2012	By:	/s/ Richard R. Leitzel
Richard R. Leitzel, Chief Financial Officer
(Principal Financial and Accounting Officer)

1